THE GABELLI MONEY MARKET FUNDS
            THE GABELLI U.S. TREASURY MONEY MARKET FUND (THE "FUND")

                       SUPPLEMENT DATED SEPTEMBER 5, 2007
 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JANUARY 30, 2007

THE FOLLOWING SUPERSEDES CERTAIN INFORMATION FOUND IN FOOTNOTE NUMBER 2 OF THE "FEE AND EXPENSES" TABLE FOUND ON PAGE 3 OF THE FUND'S PROSPECTUS.

Gabelli Funds, LLC (the "Manager") has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets until September 30, 2008. The Manager may extend this arrangement at its option.

THE FOLLOWING SUPERSEDES CERTAIN INFORMATION IN THE "MANAGER" SECTION FOUND ON PAGE 14 OF THE FUND'S SAI.

The Manager has contractually agreed to waive its investment advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets until September 30, 2008. The Manager may extend this arrangement at its option.